EX-99.77O



                     The Preferred Group of Mutual Funds

                        Record of Securities Purchased
                   under the Trust's Rule 10f-3 Procedures



1.  Subadviser:  JENNISON ASSOCIATES CAPITAL CORP.

2.  Fund:        PREFERRED GROWTH FUND

3.  Securities are: (Select one)

        "Municipal securities"                 Part of an issue
           as defined in Section                 registered under the
           3(a)(29) of the                       Securities Act of
           Securities Exchange                   1933 which is being
           Act of 1934                           offered to the public

        Yes        No                          Yes   X    No
            -----     -----                        -----     -----

4.  Issuer:                               LSI LOGIC CORP.

5.  Description of Security:              COMMON STOCK

6.  Date of Purchase:                     07/11/95

7.  Underwriter from whom
      purchased:                          LEHMAN BROTHERS

8.  Name of Affiliated Underwriter
      managing or participating in
      syndicate (attach list of all
      members of syndicate):              PRUDENTIAL SECURITIES INCORPORATED

      other members of the syndicate:*    LEHMAN BROTHERS, MERRILL LYNCH & CO.,
                                          & MONTGOMERY SECURITIES

* Please note the underwriters used a "severally" form of agreement.

9.  Aggregate principal amount of
      purchase [this amount, when
      added to purchases by other
      investment companies for whom
      CIML and the relevant Subadviser
      act as adviser, may not exceed
      (A) the greater of 4% of (10)
      or $500,000, or (B) 10% of (11)]:   $1,054,650.00

10.  Aggregate principal amount of class of
       securities being offered (i.e., existing
       securities plus current offering, both of
       which are the same class of securities):        $5,625,076,434

11.  Aggregate principal amount of offering:           $222,500,000.00

12.  Purchase price, net of fees and
       expenses [may not exceed (14)]:                 44.50

13.  Date offering commenced:                          07/11/95

14.  a. Public offering price:                         44.50

     b. Was it purchased prior to close of first
        full business day after offering
        commenced?                                     YES

15.  Commission, spread or profit:  3.48%              $1.55
                                    -----

16.  Have the following conditions been satisfied?      Yes        No
                                                       -----     ------
     a. The purchase price did not exceed the
        offering price prior to the close of the
        first full business day after the first day
        of the offering (or, if a rights offering,
        the securities were purchased on the fourth
        day preceding the day on which the offering
        terminated)?                                     X
                                                       -----     ------
     b. The underwriting was a firm commitment
        underwriting?                                    X
                                                       -----     ------

     c. The commission, spread or profit was
        reasonable and fair in relation to that
        being received by others for underwriting
        similar securities during the same period?       X
                                                       -----     ------
     d. (FOR SECURITIES THAT ARE NOT MUNICIPAL
        SECURITIES) The issuer has been in
        continuous operation for not less than
        three years, including the operations of
        any predecessors?                                X
                                                       -----     ------

  e. (FOR MUNICIPAL SECURITIES ONLY) The
     issue of securities has received an
     investment grade rating from a
     nationally recognized statistical
     rating organization or, if the issuer
     or entity supplying the revenues from
     which the issue is to be paid shall have
     been in existence less than three years
     (including any predecessors), it has
     received one of the three highest
     ratings from at lest one such rating
     service?
                                                       -----     ------
  f. The amount of such securities purchased
     by all of the investment companies
     advised by CIML and the Subadviser(s) to
     the Fund purchasing such securities did
     not exceed 10% of the principal amount
     of the offering and did not exceed the
     greater of (I) 4% of the principal amount
     of the class of securities being offered, or
     (ii) $500,000?                                      X*
                                                       -----     ------
*With regard to the Preferred Growth Fund only

  g. The purchase price was less than 3% of the
     value of the total assets of the Fund for
     which the securities were purchased?                X
                                                       -----     ------

  h. No Affiliated Underwriter was a direct or
     indirect participant in the sale?                   X**
                                                       -----     ------

Submitted by:  Stephanie Willis                     Date: 10/17/95
               -----------------------------              -------------

**As defined by 10(f) of the Investment Company Act and in accordance with the Ropes & Gray memorandum dated June 4, 1993, Jennison Associates, on behalf of the Preferred Funds, may purchase securities from an underwriting syndicate, of which an affiliated person of the Subadvisor to another fund is a principal underwriter, without violating Section 10(f). Jennison Associates and Pan Agora Management are both sub-advisors to the Preferred Group. Lehman, who is an affiliate of Pan Agora Management, is the underwriter with whom Jennison Associates purchased the shares of LSI Logic. Jennison's purchase of LSI Logic through Lehman Brothers is consistent with this interpretation. Additionally, Prudential Securities Incorporated, an affiliate of Jennison, did not participate in the LSI Logic sale to Jennison.

                     The Preferred Group of Mutual Funds

                        Record of Securities Purchased
                   under the Trust's Rule 10f-3 Procedures



1.  Subadviser:  JENNISON ASSOCIATES CAPITAL CORP.

2.  Fund:        PREFERRED BALANCED FUND

3.  Securities are: (Select one)

        "Municipal securities"                 Part of an issue
           as defined in Section                 registered under the
           3(a)(29) of the                       Securities Act of
           Securities Exchange                   1933 which is being
           Act of 1934                           offered to the public

        Yes        No                          Yes   X    No
            -----    -----                         -----    -----

4.  Issuer:                               UNION PACIFIC RESOURCES GROUP INC.

5.  Description of Security:              COMMON STOCK

6.  Date of Purchase:                     10/10/95

7.  Underwriter from whom
     purchased:                           SMITH BARNEY INC.

8.  Name of Affiliated Underwriter
      managing or participating in
      syndicate (attach list of all
      members of syndicate):              PRUDENTIAL SECURITIES INCORPORATED

      other members of syndicate:*        PLEASE SEE ATTACHED LIST


* Please note the underwriters used a "severally" form of agreement.

9.  Aggregate principal amount of
      purchase [this amount, when
      added to purchases by other
      investment companies for whom
      Preferred and the relevant Subadviser
      act as adviser, may not exceed
      (A) the greater of 4% of (10)
      or $500,000, or(B) 10% of (11)]:    $25,200.00

10.  Aggregate principal amount of class of
       securities being offered (i.e., existing
       securities plus current offering, both of
       which are the same class of securities):        $5,233,209,912.00

11.  Aggregate principal amount of offering:           $777,000,000

12.  Purchase price, net of fees and
       expenses [may not exceed (14)]:                 21.00

13.  Date offering commenced:                          10/10/95

14.  a. Public offering price:                         21.00

     b. Was it purchased prior to close of first
        full business day after offering
        commenced?                                     YES

15.  Commission, spread or profit:  5.00%              $1.05
                                    -----

16.  Have the following conditions been satisfied?      Yes        No
                                                       -----     ------
     a. The purchase price did not exceed the
        offering price prior to the close of the
        first full business day after the first day
        of the offering (or, if a rights offering,
        the securities were purchased on the fourth
        day preceding the day on which the offering
        terminated)?                                     X
                                                       -----     ------
     b. The underwriting was a firm commitment
        underwriting?                                    X
                                                       -----     ------

     c. The commission, spread or profit was
        reasonable and fair in relation to that
        being received by others for underwriting
        similar securities during the same period?       X
                                                       -----     ------
     d. (FOR SECURITIES THAT ARE NOT MUNICIPAL
        SECURITIES) The issuer has been in
        continuous operation for not less than
        three years, including the operations of
        any predecessors?                                X
                                                       -----     ------

     e.  (For municipal securities only) The
         issue of securities has received an
         investment grade rating from a
         nationally recognized statistical rating
         organization or, if the issuer or entity
         supplying the revenues from which the
         issue is to be paid shall have been in
         existence less than three years
         (including any predecessors), it has
         received one of the three highest
         ratings from at lest one such rating
         service?
                                                      -----    -----

     f.  The amount of such securities
         purchased by all of the investment
         companies advised by Preferred and the
         Subadviser(s) to the Fund purchasing
         such securities did not exceed 10% of
         the principal amount of the offering
         and did not exceed the greater of (I)
         4% of the principal amount of the class
         of securities being offered, or (ii)
         $500,000?                                      X*
                                                      -----    -----

*With regard to the Preferred Balanced Fund only


     g.  The purchase price was less than 3%
         of the value of the total assets of the
         Fund for which the securities were
         purchased?
                                                        X
                                                      -----    -----

     h.  No Affiliated Underwriter was a direct
         or indirect participant in the sale?           X**
                                                      -----    -----

** Prudential Securities Incorporated, an affiliate of Jennison, did not participate in the Union Pacific Resources Group Inc. sale to Jennison.

                                  UNDERWRITING

        Under the terms and subject to the conditions in the U.S. Underwriting Agreement dated the date hereof, each of the underwriters of the U.S. Offering of Common Stock named below (the "U.S. Underwriters"), for whom Smith Barney Inc., CS First Boston Corporation, Goldman, Sachs & Co. and Petrie Parkman & Co., Inc. are acting as the Representatives (the "Representatives"), has severally agreed to purchase, and the Company has agreed to sell to each U.S. Underwriter, shares of Common Stock which equal the number of shares set forth opposite the name of such U.S. Underwriter below:

                                                                           NUMBER OF
                      U.S. UNDERWRITERS                                      SHARES
                      -----------------                                    ---------
Smith Barney Inc. .....................................................     5,160,000
CS First Boston Corporation............................................     5,160,000
Goldman, Sachs & Co. ..................................................     5,160,000
Petrie Parkman & Co., Inc. ............................................     1,730,000
Advest, Inc. ..........................................................        95,000
Bear, Stearns & Co. Inc. ..............................................       295,000
Alex. Brown & Sons Incorporated........................................       295,000
The Chicago Corporation................................................       195,000
Cowen & Company........................................................       195,000
Crowell, Weedon & Co. .................................................        95,000
Dain Bosworth Incorporated.............................................       195,000
Dean Witter Reynolds Inc. .............................................       295,000
Deutsche Morgan Grenfell/C.J. Lawrence Inc. ...........................       295,000
Dillon, Read & Co. Inc. ...............................................       295,000
A.G. Edwards & Sons, Inc. .............................................       295,000
EVEREN Securities, Inc. ...............................................       195,000
Fahnestock & Co. Inc. .................................................       195,000
Furman Selz Incorporated...............................................       195,000
Gerard Klauer Mattison & Co., LLC......................................        95,000
Gruntal & Co., Incorporated............................................        95,000
Hambrecht & Quist LLC..................................................       295,000
Howard, Weil, Labouisse, Friedrichs Incorporated.......................       295,000
Janney Montgomery Scott Inc. ..........................................       195,000
Jefferies & Company, Inc. .............................................       195,000
Johnson Rice & Company L.L.C. .........................................        95,000
Kirkpatrick, Pettis, Smith, Polian, Inc. ..............................        95,000
Lazard Freres & Co. LLC................................................       295,000
WR Lazard, Laidlaw & Luther............................................        95,000
Legg Mason Wood Walker, Incorporated...................................       195,000
Lehman Brothers Inc. ..................................................       295,000
McDonald & Company Securities, Inc. ...................................       195,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated.....................       295,000
Montgomery Securities..................................................       295,000
J. P. Morgan Securities Inc. ..........................................       295,000
Morgan Keegan & Company, Inc. .........................................       195,000
Morgan Stanley & Co. Incorporated......................................       295,000
NatWest Securities Limited.............................................       295,000
Nesbitt Burns Securities Inc. .........................................        95,000
Oppenheimer & Co., Inc. ...............................................       295,000
PaineWebber Incorporated...............................................       295,000
Parker/Hunter Incorporated.............................................        95,000
Pennsylvania Merchant Group Ltd........................................        95,000
Piper Jaffray Inc. ....................................................       195,000
Principal Financial Securities, Inc. ..................................       195,000
Prudential Securities Incorporated.....................................       295,000
Pryor, McClendon, Counts & Co., Inc. ..................................        95,000
Ragen MacKenzie Incorporated...........................................       195,000
Rauscher Pierce Refsnes, Inc. .........................................       195,000
Raymond James & Associates, Inc. ......................................       195,000
Richardson Greenshields Securities Inc. ...............................        95,000
Robertson, Stephens & Company, L.P. ...................................       295,000
The Robinson-Humphrey Company, Inc. ...................................       195,000
Rodman & Renshaw, Inc. ................................................       195,000
Sanders Morris Mundy Inc. .............................................        95,000
Schroder Wertheim & Co. Incorporated...................................       295,000
Muriel Siebert & Co., Inc. ............................................        95,000
Simmons & Company International........................................       195,000
Wm Smith Securities Incorporated.......................................        95,000
Southwest Securities, Inc. ............................................        95,000
Stephens Inc. .........................................................       195,000
Sturdivant & Co., Inc. ................................................        95,000
Sutro & Co. Incorporated...............................................       195,000
Toronto Dominion Securities Inc. ......................................        95,000
Tucker Anthony Incorporated............................................       195,000
UBS Securities Inc. ...................................................       295,000
Wheat, First Securities, Inc. .........................................       195,000
                                                                           ----------
         Total.........................................................    29,600,000
                                                                           ==========

        Under the terms and subject to the conditions contained in the International Underwriting Agreement dated the date hereof, each of the managers of the concurrent International Offering of Common Stock named below (the "Managers"), for whom Smith Barney Inc., CS First Boston Limited,
Goldman Sachs International and Petrie Parkman & Co., Inc. are acting as lead managers (the "Lead Managers"), has severally agreed to purchase, and the Company has agreed to sell to each Manager, shares of Common Stock which equal the number of shares set forth opposite the name of such Manager below:



                                                                           NUMBER OF
                                MANAGERS                                    SHARES
                                --------                                   ---------

Smith Barney  Inc. ....................................................     1,625,000
CS First Boston Limited................................................     1,625,000
Goldman Sachs International............................................     1,625,000
Petrie Parkman & Co., Inc. ............................................     1,625,000
ABN AMRO Bank N.V. ....................................................       100,000
BNP Capital Markets Limited............................................       100,000
Bayerische Landesbank Girozentrale.....................................       100,000
Caisse des Depots et Consignations.....................................       100,000
Commerzbank AG.........................................................       100,000
Kleinwort Benson Limited...............................................       100,000
Nomura International plc...............................................       100,000
Panmure Gordon & Co. Limited...........................................       100,000
Swiss Bank Corporation.................................................       100,000
                                                                            ---------
         Total.........................................................     7,400,000
                                                                            =========

                     The Preferred Group of Mutual Funds

                        Record of Securities Purchased
                   under the Trust's Rule 10f-3 Procedures


1.      Subadviser:     JENNISON ASSOCIATES CAPITAL CORP.

2.      Fund:           PREFERRED BALANCED FUND

3.      Securities are: (Select one)

                "Municipal securities"            Part of an issue
                  as defined in Section             registered under the
                  3(a)(29) of the                   Securities Act of
                  Securities Exchange               1933 which is being
                  Act of 1934                       offered to the public

                Yes       No                      Yes   X    No
                    -----    -----                    -----     -----

4.      Issuer:                             HENRY SCHEIN

5.      Description of Security:            COMMON STOCK

6.      Date of Purchase:                   11/3/95

7.      Underwriter from whom
           purchased:                       WILLIAM BLAIR & COMPANY

8.      Name of Affiliated Underwriter
          managing or participating in
          syndicate (attach list of all
          members of syndicate):            PRUDENTIAL SECURITIES INC.

                                            PLEASE SEE ATTACHED LIST

9.      Aggregate principal amount of
          purchase [this amount, when
          added to purchases by other
          investment companies for
          whom CIML and the relevant
          Subadviser act as adviser, may
          not exceed (A) the greater of
          4% of (10) or $500,000, or (B)
          10% of (11)]:                     $14,400.00

10.     Aggregate principal amount of class of
           securities being offered (i.e., existing
           securities plus current offering, both of
           which are the same class of securities):     $293,120,000

11.     Aggregate principal amount of offering:         $98,640,000

12.     Purchase price, net of fees and
           expenses [may not exceed (14)]:              $16.00

13.     Date offering commenced:                        11/3/95

14.     a. Public offering price:                       $16.00

        b. Was it purchased prior to close of first full business day after offering commenced? Yes

15.     Commission, spread or profit:   7.0 %         $1.12
                                        -----         -----

16.     Have the following conditions been                Yes      No
           satisfied?                                    -----    -----

        a. The purchase price did not exceed the
           offering price prior to the close of the
           first full business day after the first day
           of the offering (or, if a rights offering,
           the securities were purchased on the
           fourth day preceding the day on which           X
           the offering terminated)?                     -----    -----

        b. The underwriting was a firm commitment          X
           underwriting?                                 -----    -----

        c. The commission, spread or profit was
           reasonable and fair in relation to that
           being received by others for underwriting       X
           similar securities during the same period?    -----    -----

        d. (FOR SECURITIES THAT ARE NOT MUNICIPAL
           SECURITIES) The issuer has been in
           continuous operation for not less than
           three years, including the operations of        X
           any predecessors?                             -----    -----

        e.  (For municipal securities only) The
            issue of securities has received an
            investment grade rating from a
            nationally recognized statistical rating
            organization or, if the issuer or entity
            supplying the revenues from which the
            issue is to be paid shall have been in
            existence less than three years
            (including any predecessors), it has
            received one of the three highest
            ratings from at lest one such rating
            service?
                                                        -----    -----

        f.  The amount of such securities
            purchased by all of the investment
            companies advised by CIML and the
            Subadviser(s) to the Fund purchasing
            such securities did not exceed 10% of
            the principal amount of the offering
            and did not exceed the greater of (I)
            4% of the principal amount of the class
            of securities being offered, or (ii)
            $500,000?                                     X*
                                                        -----    -----
*With regard to the Preferred Balanced Fund only

        g.  The purchase price was less than 3%
            of the value of the total assets of the
            Fund for which the securities were
            purchased?                                    X
                                                        -----    -----

        h.  No Affiliated Underwriter was a direct
            or indirect participant in the sale?          X**
                                                        -----    -----
** Prudential Securities Incorporated, an affiliate of Jennison, did not participate in the Henry Schein sale to Jennison.

                                  UNDERWRITING

        The Underwriters named below (the "Underwriters"), for William Blair
& Company, Alex. Brown & Sons Incorporated and Montgomery Securities are acting as representatives (the "Representatives") have severally agreed, subject to the terms and conditions set forth in the Underwriting Agreement by and among the Company, the Selling Stockholders and the Underwriters, to purchase from the Company and the Selling Stockholders, and the Company and the Selling Stockholders have agreed to sell to the Underwriters, the respective number of shares of Common Stock set forth opposite each Underwriter's name below:


                                                        NUMBER OF
                     UNDERWRITERS                        SHARES
                     ------------                       ---------

William Blair & Company..............................   1,195,000
Alex. Brown & Sons Incorporated......................   1,195,000
Montgomery Securities................................   1,195,000
Bear, Stearns & Co. Inc. .............................    120,000
Dean Witter Reynolds Inc. ...........................     120,000
Dillon, Read & Co. Inc. .............................     120,000
Donaldson, Lufkin & Jenrette Securities Corporation..     120,000
A.G. Edwards & Sons, Inc. ...........................     120,000
Goldman, Sachs & Co. ................................     120,000
Hambrecht & Quist LLC................................     120,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated...     120,000
Morgan Stanley & Co. Incorporated....................     120,000
Oppenheimer & Co., Inc. .............................     120,000
Prudential Securities Incorporated...................     120,000
Robertson, Stephens & Company, L.P. .................     120,000
Salomon Brothers Inc. ...............................     120,000
Smith Barney Inc. ...................................     120,000
Advest, Inc. ........................................      45,000
Robert W. Baird & Co. Incorporated...................      45,000
The Chicago Corporation..............................      45,000
Cleary Gull Reiland & McDevitt Inc. .................      45,000
Dain Bosworth Incorporated...........................      45,000
EVEREN Securities, Inc. .............................      45,000
Fahnestock & Co. Inc. ...............................      45,000
First of Michigan Corporation........................      45,000
Furman Selz Incorporated.............................      45,000
Howe Barnes Investments, Inc. .......................      45,000
C.L. King & Associates, Inc. ........................      45,000
McDonald & Company Securities, Inc. .................      45,000
Mesirow Financial, Inc. .............................      45,000
Piper Jaffray Inc. ..................................      45,000
Principal Financial Securities, Inc. ................      45,000
Rauscher Pierce Refsnes, Inc. .......................      45,000
Volpe, Welty & Company...............................      45,000
Wessels, Arnold & Henderson..........................      45,000
Wheat First Butcher Singer Securities, Inc. .........      45,000
WR Lazard, Laidlaw & Luther..........................      45,000
                                                        ---------
     Total...........................................   6,165,000
                                                        =========

                     The Preferred Group of Mutual Funds

                        Record of Securities Purchased
                   under the Trust's Rule 10f-3 Procedures



1.  Subadviser:  JENNISON ASSOCIATES CAPITAL CORP.

2.  Fund:        PREFERRED GROWTH FUND

3.  Securities are: (Select one)

        "Municipal securities"                 Part of an issue
           as defined in Section                 registered under the
           3(a)(29) of the                       Securities Act of
           Securities Exchange                   1933 which is being
           Act of 1934                           offered to the public

        Yes        No                          Yes  X     No
            -----    -----                        -----    -----

4.  Issuer:                               CITRIX

5.  Description of Security:              COMMON STOCK

6.  Date of Purchase:                     12/08/95

7.  Underwriter from whom
     purchased:                           HAMBRECHT & QUIST

8.  Name of Affiliated Underwriter
      managing or participating in
      syndicate (attach list of all
      members of syndicate):              PRUDENTIAL SECURITIES INCORPORATED

                                          PLEASE SEE ATTACHED LIST

9.  Aggregate principal amount of
      purchase [this amount, when
      added to purchases by other
      investment companies for whom
      CIML and the relevant Subadviser
      act as adviser, may not exceed
      (A) the greater of 4% of (10)
      or $500,000, or(B) 10% of (11)]:    $225,000

10.  Aggregate principal amount of class of
       securities being offered (i.e., existing
       securities plus current offering, both of
       which are the same class of securities):        $170,863,950

11.  Aggregate principal amount of offering:           $37,500,000

12.  Purchase price, net of fees and
       expenses [may not exceed (14)]:                 $15.00

13.  Date offering commenced:                          12/8/95

14.  a. Public offering price:                         $15.00

     b. Was it purchased prior to close of first
        full business day after offering
        commenced?                                     YES

15.  Commission, spread or profit:  7.0%               $1.05
                                    ----               -----

16.  Have the following conditions been satisfied?      Yes        No
                                                       -----     ------
     a. The purchase price did not exceed the
        offering price prior to the close of the
        first full business day after the first day
        of the offering (or, if a rights offering,
        the securities were purchased on the fourth
        day preceding the day on which the offering
        terminated)?                                     X
                                                       -----     ------
     b. The underwriting was a firm commitment
        underwriting?                                    X
                                                       -----     ------

     c. The commission, spread or profit was
        reasonable and fair in relation to that
        being received by others for underwriting
        similar securities during the same period?       X
                                                       -----     ------
     d. (FOR SECURITIES THAT ARE NOT MUNICIPAL
        SECURITIES) The issuer has been in
        continuous operation for not less than
        three years, including the operations of
        any predecessors?                                X
                                                       -----     ------

  e. (FOR MUNICIPAL SECURITIES ONLY) The
     issue of securities has received an
     investment grade rating from a
     nationally recognized statistical
     rating organization or, if the issuer
     or entity supplying the revenues from
     which the issue is to be paid shall have
     been in existence less than three years
     (including any predecessors), it has
     received one of the three highest
     ratings from at lest one such rating
     service?
                                                       -----     ------
  f. The amount of such securities purchased
     by all of the investment companies
     advised by CIML and the Subadviser(s) to
     the Fund purchasing such securities did
     not exceed 10% of the principal amount
     of the offering and did not exceed the
     greater of (I) 4% of the principal amount
     of the class of securities being offered, or
     (ii) $500,000?                                      X*
                                                       -----     ------
*With regard to the Preferred Growth Fund only

  g. The purchase price was less than 3% of the
     value of the total assets of the Fund for
     which the securities were purchased?                X
                                                       -----     ------

  h. No Affiliated Underwriter was a direct or
     indirect participant in the sale?                   X**
                                                       -----     ------

**Prudential Securities Incorporated, an affiliate of Jennison, did not participate in the Citrix sale to Jennison.

                                  UNDERWRITING

        Subject to the terms and conditions of the Underwriting Agreement, the Underwriters named below, through their Representatives, Hambrecht & Quist LLC and Robertson, Stephens & Company, L.P., have severally agreed to purchase from the Company the following respective numbers of shares of Common Stock:


                                                                         NUMBER OF
NAME                                                                      SHARES
----                                                                     ---------

Hambrecht & Quist LLC................................................      550,000
Robertson, Stephens & Company, L.P. .................................      550,000
Bear, Stearns & Co., Inc. ...........................................      100,000
Alex. Brown & Sons Incorporated .....................................      100,000
Cowen & Company......................................................      100,000
Donaldson, Lufkin & Jenrette Securities Corporation..................      100,000
Montgomery Securities................................................      100,000
Morgan Stanley & Co., Incorporated...................................      100,000
Needham & Company, Inc. .............................................      100,000
Oppenheimer & Co., Inc. .............................................      100,000
Prudential Securities Incorporated...................................      100,000
Smith Barney Inc. ...................................................      100,000
Adams, Harkness & Hill, Inc. ........................................       50,000
Brean Murray, Foster Securities Inc. ................................       50,000
First Albany Corporation.............................................       50,000
JW Charles Securities, Inc. .........................................       50,000
Punk, Ziegel & Knoell, L.P. .........................................       50,000
Raymond James & Associates, Inc. ....................................       50,000
SoundView Financial Group, Inc. .....................................       50,000
Wessels, Arnold & Henderson, L.L.C. .................................       50,000
                                                                         ---------
            Total....................................................    2,500,000
                                                                         =========

        The Underwriting Agreement provides that the obligations of the Underwriters are subject to certain conditions precedent, including the absence of any material adverse change in the Company's business and the receipt of certain certificates, opinions and letters from the Company, its counsel and independent auditors. The nature of the Underwriters' obligation is such that they are committed to purchase all shares of Common Stock offered hereby if any such shares are purchased.

        The Underwriters propose to offer the shares of Common Stock directly to the public at the initial public offering price set forth on the cover page of this Prospectus and to certain dealers at such price less a concession not in excess of $.60 per share. The Underwriters may allow and such dealers may reallow a concession not in excess of $.10 per share to certain other dealers. After the initial public offering of the shares, the offering price and other selling terms may be changed by the Representatives of the Underwriters.

        The Company has granted to the Underwriters an option, exercisable no later than 30 days after the date of this Prospectus, to purchase up to 375,000 additional shares of Common Stock at the initial public offering price, less the underwriting discount, set forth on the cover page of this Prospectus. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment to purchase approximately the same percentage thereof which the number of shares of Common Stock to be purchased by it shown in the above table bears to the total number of shares of Common Stock offered hereby. The Company will be obligated, pursuant to the option, to sell shares to the Underwriters to the extent the option is exercised. The Underwriters may exercise such option only to cover over-allotments made in connection with the sale of shares of Common Stock offered hereby.







                                      54

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